UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K / A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2009

Commission File Number: 000-50502

PREMIER ALLIANCE GROUP, INC
(Exact Name of registrant as Specified in Its Charter)

Nevada	20-0443575
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
4521 Sharon Road
Suite 300
Charlotte, North Carolina 28211
(Address of principal executive offices)

(704) 521-8077
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 2 – Financial Information

Item 2.01Completion of Acquisition or Disposition of Assets.

On October 2, 2009, the Registrant purchased substantially all of the assets of PeopleSource, Inc., a North Carolina corporation (“PeopleSource”) pursuant to an Asset Purchase Agreement dated September 18, 2009 (the “Agreement”).

In consideration of the Purchased Assets (as defined in the Agreement), including service contracts and office equipment, the Registrant will pay to PeopleSource (a) the sum of $400,000 in cash, subject to adjustment as described below; and (b) issue to PeopleSource 153,846 shares of Registrant’s common stock, equal to $100,000 based on the closing price of the common stock of $0.65 on the Closing Date (the “Shares”).

The purchase price shall be paid as follows: (i) $140,000 in cash, and delivery of the Shares within 10 days after the Closing Date; (ii) $140,000, subject to adjustment described below, thirteen months from the Closing Date; and (iii) $120,000, subject to adjustment described below, two years from the Closing Date.

The final two payments described above shall be adjusted based on the actual revenue number (“ARN”) as determined one year after the Closing Date.  The ARN shall be calculated as follows:

          ARN (one year after the Closing Date) x .25 (multiple of revenue)
Minus$100,000 (stock valuation component)
Minus$140,000 (first cash installment)
=amount to be paid in last two equal installments

The ARN will be all revenue generated by Registrant’s PeopleSource unit, or of the current PeopleSource entity (if functioning in a contractual relationship with Purchaser), regardless of source, including but not limited to, new business generated after closing, repeat business, and business opportunities moved from Registrant to Registrant’s PeopleSource unit.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

In accordance with Item 9.01(a), PeopleSource's audited financial statements for the fiscal year ended December 31, 2008 and PeopleSource's unaudited financial statements for the interim period ended September 30, 2009 are filed in this Current Report on Form 8-K as Exhibit 99.1.

(b)Pro forma financial information

In accordance with Item 9.01(b), the Registrant's pro forma financial statements are filed in this Current Report on Form 8-K as Exhibit 99.2.

(d)Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this report

10.1 Asset Purchase Agreement dated September 18, 2009, between the registrant, Premier
Alliance Group, Inc., and PeopleSource, Inc. (incorporated by reference to exhibit 10.1 to current report on Form 8-K of the registrant filed with the Commission on September 21,
2009)
.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PREMIER ALLIANCE GROUP, INC.
(Registrant)
DATE: December 4, 2009	By:	/s/ Mark S. Elliott
Mark S. Elliott
President